UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 17, 2018

SOUTHWESTERN ENERGY COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-08246	71-0205415
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

10000 Energy Drive

Spring, Texas 77389

(Address of principal executive office) (Zip Code)

(832) 796-1000

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Supplemental Indenture

On September 17, 2018, Southwestern Energy Company (the “Company”) entered into (i) a third supplemental indenture (the “Supplemental Indenture”) to the indenture dated as of March 5, 2012 (the “2022 Notes Indenture”), by and between the Company, as issuer, and The Bank of New York Mellon Trust Company, N.A., as trustee, relating to the Company’s 4.10% Senior Notes due 2022 (the “2022 Notes”).

The Supplemental Indenture was entered into to effectuate certain amendments to the 2022 Notes Indenture in connection with the consummation of the Company’s consent solicitations, as further described under Item 7.01 of this Current Report on Form 8-K. The Supplemental Indenture, among other things, amends the 2022 Notes Indenture by eliminating the limitation on liens and limitation on sale and leaseback transactions covenants in their entirety, and eliminating certain events of default.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Supplemental Indenture, a copy of which is attached to this Current Report on Form 8-K as Exhibit 4.1, and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

On September 18, 2018, the Company announced the early results of the previously announced (i) cash tender offers for its 2022 Notes, 4.05% Senior Notes due 2020 (the “2020 Notes”), 4.95% Senior Notes due 2025 (the “2025 Notes”), 7.50% Senior Notes due 2026 (the “2026 Notes”) and 7.75% Senior Notes due 2027 (the “2027 Notes” and, collectively with the 2022 Notes, the 2020 Notes, the 2025 Notes and the 2026 Notes, the “Notes”) and (ii) solicitation of consents from holders of the Notes to amend the indentures governing the Notes to, among other things, modify the reporting covenant (with respect to the indenture governing the 2020 Notes and the 2025 Notes only), eliminate the limitation on liens and limitation on sale and leaseback transactions covenants in their entirety, and eliminate certain events of default.

The Company received the requisite number of consents to amend the 2022 Notes Indenture and entered into the Supplemental Indenture. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 18, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

EXHIBIT INDEX

Exhibit No.	Description

4.1	Third Supplemental Indenture, dated as of September 17, 2018, between Southwestern Energy Company and The Bank of New York Mellon Trust Company, N.A., as trustee

99.1	Press Release of Southwestern Energy Company, dated September 18, 2018 relating to the early results of its tender offers and consent solicitations

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWESTERN ENERGY COMPANY

Dated: September 18, 2018	By:	/s/ Julian Bott
	Name:	Julian Bott
	Title:	Executive Vice President and Chief Financial Officer